SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 31, 2007
(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1)

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-1
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-20	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $2,087,535,100 aggregate principal amount of Class I-1A, Class I-2A1, Class I-2A2, Class I-2A3, Class I-2A4, Class I-X-1, Class I-X-2, Class I-X-3, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-3X, Class II-A-4, Class II-A-4X, Class II-A-5, Class II-A-5X, Class II-A-6, Class II-A-6X, Class II-A-7, Class II-A-7X , Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-13, Class II-A-14, Class II-A-15, Class II-A-LR, Class II-A-UR, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates of its MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 on January 16, 2007.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 17, 2006, as supplemented by the Prospectus Supplement dated January 16, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of December 1, 2006, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, the “Custodian”) and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class I-1A, Class I-2A1, Class I-2A2, Class I-2A3, Class I-2A4, Class I-X-1, Class I-X-2, Class I-X-3, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-3X, Class II-A-4, Class II-A-4X, Class II-A-5, Class II-A-5X, Class II-A-6, Class II-A-6X, Class II-A-7, Class II-A-7X , Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-13, Class II-A-14, Class II-A-15, Class II-A-LR, Class II-A-UR, Class I-M1, Class I-M2, Class I-M3, Class I-M4, Class I-M5, Class I-M6, Class I-M7, Class II-B-1, Class II-B-2 and Class II-B-3, Class I-P, Class I-R, Class I-C, Class II-B-4, Class II-B-5, Class II-B-6 and Class II-P Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of loans: one group of certain adjustable-rate loans secured by first liens on Mortgaged Properties with an aggregate outstanding principal balance of $1,913,172,104 as of December 1, 2006 (the “Group I Loans”) and one group of hybrid-adjustable rate loans secured by first liens on Mortgaged Properties with an aggregate outstanding principal balance of $186,266,475 as of December 1, 2006 (the “Group II Loans,” and together with the Group I Loans, the “Mortgage Loans”),  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Trust Agreement, dated as of December 1, 2006, by and among the Depositor, the Trustee and the Trust Administrator.

99.2

Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Depositor and the Transferor.

99.3

Master Loan Purchase and Servicing Agreement (the “American Home Servicing Agreement”), dated as of December 1, 2005, among the Transferor, as initial purchaser, and American Home Mortgage Corp., as seller (“American Home”) and American Home Mortgage Servicing, Inc., as servicer (“American Home Servicing”).

99.4

Assignment, Assumption and Recognition Agreement, dated as of January 16, 2007, by and among the Transferor, as assignor, the Depositor, as assignee, American Home, as the company, and American Home Servicing, as servicer.

99.5

Master Loan Purchase and Servicing Agreement (the “IndyMac Servicing Agreement”), dated as of September 1, 2006, among the Transferor, as initial purchaser, and IndyMac Bank, F.S.B., as seller and servicer (“IndyMac”).

99.6

Assignment, Assumption and Recognition Agreement, dated as of January 16, 2007, by and among the Transferor, as assignor, the Depositor, as assignee and IndyMac, as the company.

99.7

ISDA Master Agreement related to the Group I Cap 1 Agreement and Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.8

Schedule to the ISDA Master Agreement related to the Group I Cap 1 Agreement and Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.9

Elections and Variables to the ISDA Credit Support Annex related to the Group I Cap 1 Agreement and Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.10

Group I Cap 1 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.11

Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.12

ISDA Master Agreement related to the Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.13

Schedule to the ISDA Master Agreement related to the Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.14

Elections and Variables to the ISDA Credit Support Annex related to the Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.15

Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.16

Financial Guaranty Insurance Policy No 51805-N for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1, $254,287,000 initial Class Principal Balance, Class I-2A2 Certificates and $204,639,000 initial Class Principal Balance, I-2A4 Certificates.

99.17

Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51805-N for $254,287,000 initial Class Principal Balance, Class I-2A2 Certificates and $204,639,000 initial Class Principal Balance, I-2A4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Christopher G. Schmidt

Name:

Christopher G. Schmidt

Title:

Director

Dated:  January 31, 2007

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Trust Agreement, dated as of December 1, 2006, by and among the Depositor, the Trustee and the Trust Administrator.

99.2

Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Depositor and the Transferor.

99.3

Master Loan Purchase and Servicing Agreement (the “American Home Servicing Agreement”), dated as of December 1, 2005, among the Transferor, as initial purchaser, and American Home Mortgage Corp., as seller (“American Home”) and American Home Mortgage Servicing, Inc., as servicer (“American Home Servicing”).

99.4

Assignment, Assumption and Recognition Agreement, dated as of January 16, 2007, by and among the Transferor, as assignor, the Depositor, as assignee, American Home, as the company, and American Home Servicing, as servicer.

99.5

Master Loan Purchase and Servicing Agreement (the “IndyMac Servicing Agreement”), dated as of September 1, 2006, among the Transferor, as initial purchaser, and IndyMac Bank, F.S.B., as seller and servicer (“IndyMac”).

99.6

Assignment, Assumption and Recognition Agreement, dated as of January 16, 2007, by and among the Transferor, as assignor, the Depositor, as assignee and IndyMac, as the company.

99.7

ISDA Master Agreement related to the Group I Cap 1 Agreement and Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.8

Schedule to the ISDA Master Agreement related to the Group I Cap 1 Agreement and Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.9

Elections and Variables to the ISDA Credit Support Annex related to the Group I Cap 1 Agreement and Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.10

Group I Cap 1 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.11

Group I Cap 2 Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.12

ISDA Master Agreement related to the Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.13

Schedule to the ISDA Master Agreement related to the Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.14

Elections and Variables to the ISDA Credit Support Annex related to the Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.15

Group I Swap Agreement, dated as of January 16, 2007, between UBS AG and Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1.

99.16

Financial Guaranty Insurance Policy No 51805-N for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1, $254,287,000 initial Class Principal Balance, Class I-2A2 Certificates and $204,639,000 initial Class Principal Balance, I-2A4 Certificates.

99.17

Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51805-N for $254,287,000 initial Class Principal Balance, Class I-2A2 Certificates and $204,639,000 initial Class Principal Balance, I-2A4 Certificates.